Investment Strategy - Vanguard Core-Plus Bond Index ETF	Sep. 30, 2025
Prospectus [Line Items]
Summary of Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]	The Target Index includes U.S. government and agency obligations, corporate bonds, mortgage-backed securities, asset-backed securities, and emerging market bonds, all denominated in the U.S. dollar and with maturities of at least one year.
Rule 35d-1 Eighty Percent Investment Policy [Text Block]	Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the bonds that make up the Target Index and in securities that the advisor determines have substantially identical economic characteristics to the securities that make up the Target Index.